UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06719

                    Sterling Capital Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street, 5th Floor

                Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

E.G. Purcell III, President

Sterling Capital Funds

434 Fayetteville Street, 5th Floor

            Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT

STERLING CAPITAL EQUITY INDEX FUND

CLASS	A	SHARES
CLASS	B	SHARES
CLASS	C	SHARES

INSTITUTIONAL SHARES

JUNE 30, 2012

Notice of Privacy Policy & Practices

Sterling Capital Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Sterling Capital Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the Sterling Capital Funds or service providers to the Sterling Capital Funds.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Sterling Capital Funds:

•	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Sterling Capital Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Sterling Capital Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Sterling Capital Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the Sterling Capital Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Sterling Capital Funds.

[1]

For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Sterling Capital Funds and individuals who provide nonpublic personal information to the Sterling Capital Funds, but do not invest in Sterling Capital Funds shares.

LETTER FROM THE INVESTMENT ADVISOR

Dear Shareholders,

We are pleased to present this semi-annual report for the Sterling Capital Equity Index Fund, covering the six-month period ended June 30, 2012. Domestic equity markets, as measured by the S&P 500® Index1 made strong gains during the initial half of the period. The move was interrupted by a strong sell-off through much of May, which brought equities back to levels seen at the start of the year. The S&P 500® recovered some of those losses in June, leaving the index with a 9.49% total return for the six-month period.

Despite strong performance by equities early in the period, there were increasingly likely signs indicating that the U.S. economy, along with Europe, could be headed for another recession. Many leading indicators, such as the ECRI Leading Index continued to point towards the possibility of a recession, as did the fiscal austerity and structural issues in Europe. But efforts by the European Central Bank (ECB) to improve Eurozone liquidity early in the period boosted investor confidence. Also, better-than-expected economic indicators, such as housing and employment, encouraged confidence in a more sustained recovery.

Balance sheets in non-financial corporate America remained strong throughout the first half of the period, and domestic equities were seen a source of potential strength in the still-fragile recovery. The combination of factors contributed to sizable gains in domestic equities through the end of April, as measured by the 11.88% total return in the S&P 500.®

Yet the recovery remained subject to significant headwinds in the form of persistent unemployment and structural issues in the Eurozone, including the growing potential of a disorderly exit of Greece or Portugal from the Eurozone.

Much of the perceived improvement early in the year was later attributed to the effects of an unseasonably warm winter that effectively pulled seasonal demand into the early part of the year. As the period progressed this shift in demand became clear, leading to a drop in investor confidence and a return to predictions of an impending recession.

Nevertheless, low inflation and a bottoming housing market provide bright spots to the current economic situation.

In all, domestic markets remain very exposed to external shocks, such as the Eurozone crisis or Mideast tensions. Meanwhile, company fundamentals are weakening, as more and more companies are reporting poorer pre-announcements.

Thank you for selecting the Sterling Capital Equity Index Fund. We look forward to serving your investment needs during the months and years ahead.

Sincerely,

Jeffrey J. Schappe, CFA

Managing Director-Chief Market Strategist

Sterling Capital Management LLC

[1]

“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund or Master Portfolio. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance does not guarantee future results. Mutual Fund Investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds and is paid a fee for its services. Shares of the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

Portfolio Holdings Summary

(Unaudited)

Investment Types	% of Investments
S&P 500 Stock Master Portfolio	100.00%

For a summary of the S&P 500 Stock Master Portfolio’s holdings, please see the accompanying financial statements of the S&P 500 Stock Master Portfolio.

Expense Example (Unaudited)

As a shareholder of the Sterling Capital Equity Index Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds’ and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12 - 6/30/12	Annualized Expense Ratio** During Period 1/1/12 - 6/30/12
Sterling Capital Equity Index Fund	Class A Shares	$1,000.00	$1,089.20	$5.97	1.15%
	Class B Shares	1,000.00	1,084.90	9.85	1.90%
	Class C Shares	1,000.00	1,084.90	9.85	1.90%
	Institutional Shares	1,000.00	1,089.40	4.68	0.90%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 182 days divided by 366 (to reflect the six month period).
**	The annual expense ratio includes expenses allocated from the S&P 500 Stock Master Portfolio.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12 - 6/30/12	Annualized Expense Ratio** During Period 1/1/12 - 6/30/12
Sterling Capital Equity Index Fund	Class A Shares	$1,000.00	$1,019.14	$5.77	1.15%
	Class B Shares	1,000.00	1,015.42	9.52	1.90%
	Class C Shares	1,000.00	1,015.42	9.52	1.90%
	Institutional Shares	1,000.00	1,020.39	4.52	0.90%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 182 days divided by 366 (to reflect the six month period).
**	The annual expense ratio includes expenses allocated from the S&P 500 Stock Master Portfolio.

Sterling Capital Equity Index Fund

Statement of Assets and Liabilities
June 30, 2012
(Unaudited)
Assets:
Investment in S&P 500 Stock Master Portfolio, at value (See Note 1)	$19,661,788
Receivable for capital shares issued	1,605
Prepaid expenses & other assets	5,398

Total Assets	19,668,791

Liabilities:
Distributions payable	84
Payable for capital shares redeemed	334
Accrued expenses and other payables:
Administration fees	1,716
Compliance service fees	35
Distribution fees	4,066
Trustee fees	57
Fund accounting fees	7,360
Printing fees	17,289
Professional fees	14,028
Other	3,220

Total Liabilities	48,189

Net Assets	$19,620,602

Net Assets Consist of:
Capital	$21,052,488
Accumulated undistributed net investment income	10,082
Accumulated realized loss from investment transactions and futures contracts	(12,658,226)
Net unrealized appreciation (depreciation) on investments and futures contracts	11,216,258

Net Assets	$19,620,602

Net Assets
Class A Shares	$13,224,607
Class B Shares	1,465,439
Class C Shares	249,919
Institutional Shares	4,680,637

Total	$19,620,602

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value):
Class A Shares	1,447,230
Class B Shares	162,921
Class C Shares	27,600
Institutional Shares	513,108

Total	2,150,859

Net Asset Value
Class A Shares — redemption price per share	$9.14

Class B Shares — offering price per share*	$8.99

Class C Shares — offering price per share*	$9.06

Institutional Shares — offering and redemption price per share	$9.12

Maximum Sales Charge — Class A Shares	5.75%

Maximum Offering Price (100%/(100% — Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share — Class A Shares	$9.70

*	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Statement of Operations
For the Six Months Ended June 30, 2012
(Unaudited)
Net Investment Income Allocated from Master Portfolio:
Dividend income(a)	$212,407
Interest Income(a)	549
Securities lending income(a)	2,310
Expenses(a)(b)	(5,053)

Net Investment Income Allocated from Master Portfolio	210,213

Expenses:
Distribution fees — Class A Shares	28,062
Distribution fees — Class B Shares	9,436
Distribution fees — Class C Shares	1,191
Administration fees (See Note 3)	10,282
Fund accounting fees	22,555
Compliance service fees (See Note 3)	119
Custodian fees	496
Printing fees	19,268
Professional fees	14,482
Registration fees	6,894
Transfer agent fees (See Note 3)	6,216
Trustees fees	849
Other	4,033

Gross expenses	123,883
Less expenses waived by the Distributor (See Note 3)	(11,379)

Net Expenses	112,504

Net Investment Income	97,709

Realized and Unrealized Gain (Loss) Allocated from Master Portfolio:
Net realized gain (loss) from:
Investments transactions(a)	2,341,549
Futures contracts(a)	(11,096)
Change in unrealized appreciation/depreciation on:
Investments transactions(a)	(672,315)
Futures contracts(a)	29,424

Net realized/unrealized gains allocated from Master Portfolio	1,687,562

Change in net assets from operations.	$1,785,271

(a)	Allocated from the S&P 500 Stock Master Portfolio.
(b)	Expenses allocated from the S&P 500 Stock Master Portfolio are shown net of any fee reductions.

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Statements of Changes in Net Assets
	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
	(Unaudited)
From Investment Activities:
Operations:
Net investment income	$97,709	$226,747
Net realized gain (loss) from investment transactions and futures contracts	2,330,453	(1,517,723)
Change in unrealized appreciation/depreciation on investments and futures contracts	(642,891)	1,636,552

Change in net assets from operations	1,785,271	345,576

Distributions to Class A Shareholders:
Net investment income	(59,762)	(152,667)
Return of Capital	—	(4,792)
Distributions to Class B Shareholders:
Net investment income	(745)	(5,564)
Return of Capital	—	(175)
Distributions to Class C Shareholders:
Net investment income	(265)	(578)
Return of Capital	—	(18)
Distributions to Institutional Shareholders:
Net investment income	(26,855)	(60,392)
Return of Capital	—	(1,895)

Change in net assets from shareholder distributions	(87,627)	(226,081)

Capital Transactions:
Proceeds from shares issued
Class A Shares	1,253,226	2,350,164
Class B Shares	12,103	—
Class C Shares	38,364	163,007
Distributions reinvested
Class A Shares	59,144	156,426
Class B Shares	718	5,588
Class C Shares	265	596
Institutional Shares	26,567	61,282
Value of shares redeemed
Class A Shares	(3,130,873)	(7,695,209)
Class B Shares	(729,895)	(1,599,125)
Class C Shares	(28,062)	(105,847)
Institutional Shares	(28,873)	(965,485)

Change in net assets from capital transactions	(2,527,316)	(7,628,603)

Change in net assets	(829,672)	(7,509,108)
Net Assets:
Beginning of period	20,450,274	27,959,382

End of period	$19,620,602	$20,450,274

Accumulated undistributed net investment income	$10,082	$—

Share Transactions:
Issued
Class A Shares	138,584	274,089
Class B Shares	1,301	—
Class C Shares	4,281	18,806
Reinvested
Class A Shares	6,457	18,445
Class B Shares	78	665
Class C Shares	29	71
Institutional Shares	2,905	7,224
Redeemed
Class A Shares	(346,401)	(895,791)
Class B Shares	(81,379)	(190,362)
Class C Shares	(3,021)	(13,914)
Institutional Shares	(3,237)	(109,587)

Change in shares	(280,403)	(890,354)

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007
	(Unaudited)
Net Asset Value, Beginning of Period	$8.43	$8.44		$7.49	$6.05	$9.85		$9.52

Investment Activities:
Net investment income(a)(b)	0.04	0.09		0.09	0.08	0.15		0.13
Net realized and unrealized gain (loss) from investments(b)	0.71	(0.01	)(c)	0.96	1.45	(3.80)		0.33

Total from Investment Activities	0.75	0.08		1.05	1.53	(3.65)		0.46

Distributions:
Net investment income	(0.04)	(0.09)		(0.10)	(0.08)	(0.15)		(0.13)
Return of capital	—	(0.00	)(d)	—	(0.01)	(0.00	)(d)	—

Total Distributions	(0.04)	(0.09)		(0.10)	(0.09)	(0.15)		(0.13)

Net Asset Value — End of Period	$9.14	$8.43		$8.44	$7.49	$6.05		$9.85

Total Return (excludes sales charge)(e)	8.92%	0.94%		14.09%	25.60%	(37.35)%		4.85%

Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$13,225	$13,896		$19,004	$19,191	$15,795		$30,845
Ratio of net expenses to average net assets(b)(f)	1.15%	1.10%		0.93%	1.00%	0.54%		0.61%
Ratio of net investment income to average net assets(b)(f)	1.00%	1.02%		1.20%	1.27%	1.79%		1.36%
Ratio of expenses to average net assets*(b)(f)	1.32%	1.36%		1.18%	1.25%	0.79%		0.86%
Portfolio turnover rate(e)(g)	7%	5%		9%	5%	8%		7%

*	During the periods certain fees were voluntarily or contractually waived (See Note 3 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
(a)	Per share net investment income has been calculated using the daily average method.
(b)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.
(d)	Less than (0.01) per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the Six Months Ended June 30, 2012		For the Year Ended December 31, 2011		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008		For the Year Ended December 31, 2007
	(Unaudited)
Net Asset Value, Beginning of Period	$8.29		$8.29		$7.35	$5.94		$9.67		$9.36

Investment Activities:
Net investment income(a)(b)	0.01		0.02		0.03	0.03		0.09		0.06
Net realized and unrealized gain (loss) from investments(b)	0.69		—		0.94	1.42		(3.73)		0.32

Total from Investment Activities	0.70		0.02		0.97	1.45		(3.64)		0.38

Distributions:
Net investment income	(0.00	)(c)	(0.02)		(0.03)	(0.04)		(0.09)		(0.07)
Return of capital	—		(0.00	)(c)	—	(0.00	)(c)	(0.00	)(c)	—

Total Distributions	(0.00	)(c)	(0.02)		(0.03)	(0.04)		(0.09)		(0.07)

Net Asset Value — End of Period	$8.99		$8.29		$8.29	$7.35		$5.94		$9.67

Total Return (excludes sales charge)(d)	8.49%		0.23%		13.30%	24.58%		(37.83)%		4.06%

Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$1,465		$2,014		$3,588	$5,298		$6,432		$13,279
Ratio of net expenses to average net assets(b)(e)	1.90%		1.84%		1.67%	1.76%		1.30%		1.37%
Ratio of net investment income to average net assets(b)(e)	0.23%		0.26%		0.42%	0.55%		1.05%		0.65%
Ratio of expenses to average net assets*(b)(e)	1.90%		1.85%		1.68%	1.76%		1.30%		1.37%
Portfolio turnover rate(d)(f)	7%		5%		9%	5%		8%		7%

*	During the periods certain fees were voluntarily or contractually waived (See Note 3 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
(a)	Per share net investment income has been calculated using the daily average method.
(b)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(c)	Less than (0.01) per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007
	(Unaudited)
Net Asset Value, Beginning of Period	$8.36	$8.36		$7.42	$6.00	$9.76		$9.44

Investment Activities:
Net investment income(a)(b)	0.01	0.02		0.04	0.03	0.08		0.06
Net realized and unrealized gain (loss) from investments(b)	0.70	—		0.94	1.44	(3.76)		0.33

Total from Investment Activities	0.71	0.02		0.98	1.47	(3.68)		0.39

Distributions:
Net investment income	(0.01)	(0.02)		(0.04)	(0.04)	(0.08)		(0.07)
Return of capital	—	(0.00	)(c)	—	(0.01)	(0.00	)(c)	—

Total Distributions	(0.01)	(0.02)		(0.04)	(0.05)	(0.08)		(0.07)

Net Asset Value — End of Period	$9.06	$8.36		$8.36	$7.42	$6.00		$9.76

Total Return (excludes sales charge)(d)	8.49%	0.29%		13.28%	24.60%	(37.84)%		4.15%

Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$250	$220		$179	$123	$89		$308
Ratio of net expenses to average net assets(b)(e)	1.90%	1.87%		1.68%	1.74%	1.30%		1.37%
Ratio of net investment income to average net assets(b)(e)	0.25%	0.26%		0.46%	0.52%	0.95%		0.66%
Ratio of expenses to average net assets*(b)(e)	1.90%	1.87%		1.69%	1.74%	1.30%		1.37%
Portfolio turnover rate(d)(f)	7%	5%		9%	5%	8%		7%

*	During the periods certain fees were voluntarily or contractually waived (See Note 3 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
(a)	Per share net investment income has been calculated using the daily average method.
(b)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(c)	Less than (0.01) per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Period May 1, 2007 to December 31, 2007(a)
	(Unaudited)
Net Asset Value, Beginning of Period	$8.42	$8.43		$7.48	$6.02	$9.81		$9.95

Investment Activities:
Net investment income(b)(c)	0.06	0.11		0.11	0.10	0.17		0.12
Net realized and unrealized gain (loss) from investments(c)	0.69	(0.01	)(d)	0.96	1.47	(3.79)		(0.13)

Total from Investment Activities	0.75	0.10		1.07	1.57	(3.62)		(0.01)

Distributions:
Net investment income	(0.05)	(0.11)		(0.12)	(0.10)	(0.17)		(0.13)
Return of capital	—	(0.00	)(e)	—	(0.01)	(0.00	)(e)	—

Total Distributions	(0.05)	(0.11)		(0.12)	(0.11)	(0.17)		(0.13)

Net Asset Value — End of Period	$9.12	$8.42		$8.43	$7.48	$6.02		$9.81

Total Return (excludes sales charge)(f)	8.94%	1.21%		14.41%	26.36%	(37.24)%		(0.11)%

Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$4,681	$4,321		$5,189	$3,343	$47,259		$73,382
Ratio of net expenses to average net assets(c)(g)	0.90%	0.85%		0.68%	0.72%	0.30%		0.41%
Ratio of net investment income to average net assets(c)(g)	1.25%	1.27%		1.46%	1.66%	2.08%		1.79%
Ratio of expenses to average net assets*(c)(g)	0.90%	0.86%		0.69%	0.72%	0.30%		0.41%
Portfolio turnover rate(f)(h)	7%	5%		9%	5%	8%		7%

*	During the periods certain fees were voluntarily or contractually waived (See Note 3 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
(a)	Period from commencement of operations. The Institutional Shares of the Fund commenced operations on May 1, 2007.
(b)	Per share net investment income has been calculated using the daily average method.
(c)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.
(e)	Less than (0.01) per share.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Notes to the Financial Statements

June 30, 2012

(Unaudited)

1.	Organization:

The Sterling Capital Equity Index Fund (the “Fund”) commenced operations on September 11, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end investment company. The Fund is a separate series of the Sterling Capital Funds (the “Trust”), a Massachusetts business trust organized in 1992. The Fund invests all of its investable assets in the S&P 500 Stock Master Portfolio (the “Master Portfolio”) of the Master Investment Portfolio (“MIP”), a diversified open-end management investment company registered under the 1940 Act, rather than in a portfolio of securities. The Master Portfolio has substantially the same investment objective as the Fund. BlackRock Fund Advisors serves as investment advisor for the Master Portfolio. The financial statements of the Master Portfolio, including the schedule of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s interest of 1.16% in the net assets of the Master Portfolio at June 30, 2012.

The Fund is authorized to issue an unlimited number of shares. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Institutional Shares. Class B Shares of the Fund are closed to new accounts and additional purchases by existing shareholders. Class B Shares automatically convert to Class A Shares after eight years. Class A Shares of the Fund have a maximum sales charge of 5.75% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% of the purchase price as described below. A CDSC of up to 1.00% of the purchase price of Class A Shares will be charged to the following shareholders who received a sales charge waiver, and then redeem their shares within two years after purchase: (i) shareholders who purchased $1 million or more and (ii) employees of the Trust, BB&T Corporation and its affiliates for shares purchased prior 2/17/2012. The CDSC is based on the lower of the cost for the shares or their net asset value at the time of redemption. Class B Shares of the Fund are offered without any front-end sales charge but will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. Class C Shares of the Fund are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Institutional Shares of the Fund are offered without any front-end sales charge and without any CDSC.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts with their vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — The Fund records its investment in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical securities

12

Sterling Capital Equity Index Fund

Notes to the Financial Statements — (Continued)

June 30, 2012

(Unaudited)

•	Level 2 — based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the six-months ended June 30, 2012, there were no significant changes to the valuation policies and procedures.

The summary of inputs used to determine the fair value of the Fund’s investment as of June 30, 2012 is as follows:

	Level 1 — Quoted Inputs	Level 2 — Other Significant Observable Inputs	Level 3 — Other Significant Unobservable Inputs	Total Fair Value
Investment in Master Portfolio	$19,661,788	$—	$—	$19,661,788

There were no transfers between Level 1 and Level 2 for the six-months ended June 30, 2012. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

Distributions to Shareholders — Distributions from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., expiration of capital loss carryforwards, investments in real estate investment trusts (REITs), gains and losses from contributed securities, and return of capital distribution received from securities held), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets or net asset values per share. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expenses and Allocation Methodology — Expenses directly attributable to a class of shares are charged to that class. Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among the Trust daily in relation to the net assets of each series of the Trust or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to both the Trust and Sterling Capital Variable Insurance Funds are allocated across the Trust and Sterling Capital Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Securities Transactions and Income Recognition — The Fund records daily its proportionate interest in the net investment income and realized/unrealized capital gains and losses of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio.

Federal Income Taxes — It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

3.	Related Party Transactions:

Under its Investment Advisory Agreement with respect to the Fund, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) exercises general oversight over the investment performance of the Fund. Sterling Capital will advise the Board of Trustees (the “Board”) if investment of all of the Fund’s assets in shares of the Master Portfolio is no longer an appropriate means of achieving the Fund’s investment objective. For periods in which all of the Fund’s assets are not invested

13

Sterling Capital Equity Index Fund

Notes to the Financial Statements — (Continued)

June 30, 2012

(Unaudited)

in the Master Portfolio, Sterling Capital may receive an investment advisory fee from the Fund. For the six-months ended June 30, 2012, all of the Fund’s investable assets were invested in the Master Portfolio and Sterling Capital received no advisory fees.

Sterling Capital serves as the administrator to the Fund pursuant to an Administration Agreement. The Fund pays its portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Trust (except Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund, Sterling Capital Strategic Allocation Equity Fund, Sterling Capital Corporate Fund, and Sterling Capital Securitized Opportunities Fund) and the Sterling Capital Variable Insurance Funds (except Sterling Capital Strategic Allocation Equity VIF) at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statement of Operations as “Administration fees.” Pursuant to a Sub-Administration Agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as sub-administrator to the Fund subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Fund’s transfer agent and receives compensation by the Fund for these services. Expenses incurred are reflected on the Statement of Operations as “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Fund’s CCO. The CCO’s compensation is reviewed and approved by the Fund’s Board and paid by Sterling Capital. However, the Fund reimburses Sterling Capital for its allocable portion of the CCO’s salary. Expenses incurred for the Fund are reflected on the Statement of Operations as “Compliance service fees.”

The Fund has adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (formerly known as Sterling Capital Distributors, Inc.) (the “Distributor”) serves as distributor to the Fund pursuant to an Underwriting Agreement effective as of April 23, 2007, as amended. As of May 1, 2012, the Plan provided for payments to the distributor of up to 0.25%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively. Prior to May 1, 2012, the Plan provided for payments to the distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively. The Distributor had contractually agreed to limit the distribution and service (12b-1) fees for Class A Shares of the Fund to 0.25% through April 30, 2012. Distribution fees totaling $11,379 were waived for the six-months ended June 30, 2012. Distribution fee waivers are included in the Statement of Operations as “Less expenses waived by the Distributor” and these waivers are not subject to recoupment in subsequent fiscal periods. The Distributor is entitled to receive commissions on sales of shares of the Fund. For the six-months ended June 30, 2012, the Distributor received $487 from commissions earned on sales of shares of the Fund. Commissions paid to affiliated broker-dealers during the six-months ended June 30, 2012 were $450. The fees may be used by the Distributor to pay banks, broker-dealers and other institutions, including affiliates of the Advisor.

Sterling Capital and/or its affiliates may pay out of their own bona fide profits compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Fund. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of the shares.

Certain Officers and a Trustee of the Fund are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Fund for serving in their respective roles. Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $40,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Special committee meeting fees are only paid when not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $15,000, and the Chairman of the Nominations Committee receives

14

Sterling Capital Equity Index Fund

Notes to the Financial Statements — (Continued)

June 30, 2012

(Unaudited)

additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Trust and Sterling Capital Variable Insurance Funds based upon relative net assets. During the six-months ended June 30, 2012, actual Trustee compensation was $184,000 in total from the Trust, of which $789 was allocated to the Fund.

4.	Federal Income Tax Information:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the six-months ended June 30, 2012, the Fund did not incur any interest or penalties.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the Regulated Investment Company Modernization Act of 2010, capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) are carried forward indefinitely. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

At December 31, 2011, the Fund had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Amount	Expires
$175,416	2012
519,736	2013
612,669	2014
3,549,980	2016
1,338,848	2017
2,743,646	2018
873,333	With No Expiration	*

$9,813,628

*	Post-Enactment Losses: Must be utilized prior to losses subject to expiration. All losses are long-term.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,084,250 of deferred post-October capital losses, which will be treated as arising on the first business day of the current fiscal year.

The tax character of distributions paid to shareholders of the Fund during the fiscal year ended December 31, 2011, were as follows:

Distributions paid from
Ordinary Income	Return of Capital	Total Distributions Paid*
$219,201	$6,880	$226,081

*	Total Distributions Paid may differ from the Statement of Changes in Net Assets due to differences in the tax rules governing the timing of recognition.

15

Sterling Capital Equity Index Fund

Notes to the Financial Statements — (Continued)

June 30, 2012

(Unaudited)

5.	Subsequent Events:

Management has evaluated the need for the disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following:

Beginning July 1, 2012, the fee to be paid to Sterling Capital as administrator to the Funds will be at a rate of 0.1075% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion and will be based on the aggregate assets of the Trust (except Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund, Sterling Capital Strategic Allocation Equity Fund, Sterling Capital Corporate Fund, and Sterling Capital Securitized Opportunities Fund) and the Sterling Capital Variable Insurance Funds (except Sterling Capital Strategic Allocation Equity VIF).

16

Sterling Capital Equity Index Fund

Other Information

June 30, 2012

(Unaudited)

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is filed with the Commission within 60 days of the end of the quarter to which it relates, and is available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

17

Master Portfolio Information as of June 30, 2012	S&P 500 Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	4%
Exxon Mobil Corp.	3
Microsoft Corp.	2
International Business Machines Corp.	2
General Electric Co.	2
AT&T, Inc.	2
Chevron Corp.	2
Johnson & Johnson	2
Wells Fargo & Co.	1
Coca-Cola Co.	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	20%
Financials	14
Health Care	12
Consumer Staples	11
Consumer Discretionary	11
Energy	11
Industrials	11
Utilities	4
Materials	3
Telecommunication Services	3

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK S&P 500 STOCK FUND	18	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense—2.4%
The Boeing Co.	99,386	$7,384,380
General Dynamics Corp. (a)	47,819	3,154,141
Goodrich Corp.	16,739	2,124,179
Honeywell International, Inc.	103,373	5,772,348
L-3 Communications Holdings, Inc.	12,887	953,767
Lockheed Martin Corp. (a)	35,325	3,076,101
Northrop Grumman Corp. (a)	33,332	2,126,248
Precision Castparts Corp.	19,296	3,173,999
Raytheon Co. (a)	44,307	2,507,333
Rockwell Collins, Inc. (a)	19,315	953,195
Textron, Inc. (a)	37,335	928,522
United Technologies Corp.	120,932	9,133,994

		41,288,207

Air Freight & Logistics—1.0%
C.H. Robinson Worldwide, Inc. (a)	21,530	1,260,151
Expeditors International of Washington, Inc. (a)	28,275	1,095,656
FedEx Corp. (a)	41,827	3,831,771
United Parcel Service, Inc., Class B	127,323	10,027,960

		16,215,538

Airlines—0.1%
Southwest Airlines Co.	101,558	936,365

Auto Components—0.2%
BorgWarner, Inc. (a)(b)	15,262	1,001,034
The Goodyear Tire & Rubber Co. (b)	32,402	382,668
Johnson Controls, Inc. (a)	90,204	2,499,553

		3,883,255

Automobiles—0.4%
Ford Motor Co.	506,291	4,855,331
Harley-Davidson, Inc.	30,670	1,402,539

		6,257,870

Beverages—2.7%
Beam, Inc.	20,930	1,307,915
Brown-Forman Corp., Class B (a)	13,162	1,274,740
The Coca-Cola Co.	299,494	23,417,436
Coca-Cola Enterprises, Inc. (a)	39,794	1,115,824
Constellation Brands, Inc., Class A (b)	21,522	582,385
Dr Pepper Snapple Group, Inc. (a)	28,101	1,229,419
Molson Coors Brewing Co., Class B (a)	20,810	865,904
Monster Beverage Corp. (b)	20,330	1,447,496
PepsiCo, Inc. (a)	207,644	14,672,125

		45,913,244

Biotechnology—1.4%
Alexion Pharmaceuticals, Inc. (b)	25,465	2,528,675
Amgen, Inc.	103,277	7,543,352
Biogen Idec, Inc. (b)	31,777	4,587,963
Celgene Corp. (b)	58,424	3,748,484
Gilead Sciences, Inc. (b)	100,554	5,156,409

		23,564,883

Building Products—0.0%
Masco Corp. (a)	47,341	656,620

Capital Markets—1.8%
Ameriprise Financial, Inc.	29,086	1,520,034
The Bank of New York Mellon Corp. (a)	158,472	3,478,460
BlackRock, Inc. (c)	17,008	2,888,299
The Charles Schwab Corp. (a)	143,892	1,860,524
Capital Markets (concluded)
E*TRADE Financial Corp. (b)	33,642	$270,482
Federated Investors, Inc., Class B (a)	12,457	272,185
Franklin Resources, Inc. (a)	18,822	2,089,054
The Goldman Sachs Group, Inc.	65,325	6,262,055
Invesco Ltd.	59,580	1,346,508
Legg Mason, Inc.	16,805	443,148
Morgan Stanley	202,377	2,952,680
Northern Trust Corp. (a)	31,949	1,470,293
State Street Corp. (a)	64,874	2,895,975
T. Rowe Price Group, Inc. (a)	33,810	2,128,678

		29,878,375

Chemicals—2.3%
Air Products & Chemicals, Inc. (a)	28,034	2,263,185
Airgas, Inc.	9,224	774,908
CF Industries Holdings, Inc.	8,731	1,691,544
The Dow Chemical Co.	158,579	4,995,239
E.I. du Pont de Nemours & Co.	124,320	6,286,863
Eastman Chemical Co. (a)	18,367	925,146
Ecolab, Inc. (a)	38,746	2,655,263
FMC Corp.	18,265	976,812
International Flavors & Fragrances, Inc. (a)	10,723	587,620
Monsanto Co. (a)	70,767	5,858,092
The Mosaic Co.	39,599	2,168,441
PPG Industries, Inc.	20,241	2,147,975
Praxair, Inc. (a)	39,637	4,309,731
The Sherwin-Williams Co. (a)	11,355	1,502,834
Sigma-Aldrich Corp. (a)	16,091	1,189,608

		38,333,261

Commercial Banks—2.8%
BB&T Corp. (a)	92,734	2,860,844
Comerica, Inc. (a)	26,186	804,172
Fifth Third Bancorp	121,889	1,633,313
First Horizon National Corp. (a)	33,133	286,600
Huntington Bancshares, Inc. (a)	114,531	732,998
KeyCorp	126,276	977,376
M&T Bank Corp. (a)	16,839	1,390,396
PNC Financial Services Group, Inc. (c)	70,138	4,286,133
Regions Financial Corp.	187,004	1,262,277
SunTrust Banks, Inc.	71,300	1,727,599
U.S. Bancorp	251,535	8,089,366
Wells Fargo & Co.	705,268	23,584,162
Zions Bancorporation	24,399	473,829

		48,109,065

Commercial Services & Supplies—0.4%
Avery Dennison Corp. (a)	13,641	372,945
Cintas Corp. (a)	14,611	564,131
Iron Mountain, Inc.	22,669	747,170
Pitney Bowes, Inc. (a)	26,471	396,271
R.R. Donnelley & Sons Co. (a)	23,649	278,349
Republic Services, Inc.	41,681	1,102,879
Stericycle, Inc. (b)	11,329	1,038,529
Waste Management, Inc. (a)	61,444	2,052,230

		6,552,504

Communications Equipment—1.8%
Cisco Systems, Inc.	711,254	12,212,231
F5 Networks, Inc. (b)	10,569	1,052,250
Harris Corp. (a)	15,088	631,433

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	19	JUNE 30, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)

JDS Uniphase Corp. (b)	30,452	$334,972
Juniper Networks, Inc. (b)	70,358	1,147,539
Motorola Solutions, Inc.	38,702	1,861,953
QUALCOMM, Inc.	227,500	12,667,200

		29,907,578

Computers & Peripherals—5.5%
Apple, Inc. (b)	124,114	72,482,576
Dell, Inc. (a)(b)	197,594	2,473,877
EMC Corp. (b)	278,590	7,140,262
Hewlett-Packard Co.	262,344	5,275,738
Lexmark International, Inc., Class A (a)	9,324	247,832
NetApp, Inc. (a)(b)	48,098	1,530,478
SanDisk Corp. (b)	32,396	1,181,806
Seagate Technology Plc	50,197	1,241,372
Western Digital Corp. (b)	30,998	944,819

		92,518,760

Construction & Engineering—0.1%
Fluor Corp.	22,394	1,104,920
Jacobs Engineering Group, Inc. (b)	17,216	651,798
Quanta Services, Inc. (b)	28,419	684,045

		2,440,763

Construction Materials—0.0%
Vulcan Materials Co. (a)	17,125	680,034

Consumer Finance—0.9%
American Express Co. (a)	132,967	7,740,009
Capital One Financial Corp.	76,976	4,207,508
Discover Financial Services (a)	70,492	2,437,613
SLM Corp.	64,963	1,020,569

		15,405,699

Containers & Packaging—0.1%
Ball Corp.	20,874	856,878
Bemis Co., Inc. (a)	13,659	428,073
Owens-Illinois, Inc. (b)	21,784	417,599
Sealed Air Corp. (a)	25,969	400,961

		2,103,511

Distributors—0.1%
Genuine Parts Co. (a)	20,747	1,250,007

Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (b)	14,348	519,254
DeVry, Inc.	7,915	245,127
H&R Block, Inc. (a)	38,809	620,168

		1,384,549

Diversified Financial Services—2.8%
Bank of America Corp.	1,430,088	11,698,120
Citigroup, Inc.	389,103	10,665,313
CME Group, Inc.	8,834	2,368,484
IntercontinentalExchange, Inc. (b)	9,681	1,316,423
JPMorgan Chase & Co.	505,384	18,057,370
Leucadia National Corp. (a)	26,250	558,338
Moody’s Corp. (a)	26,275	960,351
The NASDAQ OMX Group, Inc.	16,102	365,032
NYSE Euronext (a)	33,585	859,104

		46,848,535

Diversified Telecommunication Services—2.9%
AT&T, Inc.	778,337	$27,755,497
CenturyLink, Inc. (a)	82,382	3,253,265
Frontier Communications Corp. (a)	131,843	504,959
Verizon Communications, Inc.	377,046	16,755,924
Windstream Corp. (a)	78,430	757,634

		49,027,279

Electric Utilities—2.1%
American Electric Power Co., Inc.	64,309	2,565,929
Duke Energy Corp. (a)	177,488	4,092,873
Edison International (a)	43,316	2,001,199
Entergy Corp.	23,555	1,599,149
Exelon Corp.	113,068	4,253,618
FirstEnergy Corp. (a)	55,579	2,733,931
NextEra Energy, Inc. (a)	55,317	3,806,363
Northeast Utilities (a)	41,711	1,618,804
Pepco Holdings, Inc. (a)	30,158	590,192
Pinnacle West Capital Corp. (a)	14,476	748,988
PPL Corp. (a)	77,105	2,144,290
Progress Energy, Inc.	39,287	2,363,899
Southern Co.	115,246	5,335,890
Xcel Energy, Inc.	64,746	1,839,434

		35,694,559

Electrical Equipment—0.5%
Cooper Industries Plc	21,151	1,442,075
Emerson Electric Co.	97,318	4,533,073
Rockwell Automation, Inc.	18,990	1,254,479
Roper Industries, Inc. (a)	12,940	1,275,625

		8,505,252

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A	21,448	1,177,924
Corning, Inc. (a)	201,658	2,607,438
FLIR Systems, Inc. (a)	20,410	397,995
Jabil Circuit, Inc. (a)	23,972	487,351
Molex, Inc. (a)	18,194	435,564
TE Connectivity Ltd.	56,783	1,811,946

		6,918,218

Energy Equipment & Services—1.6%
Baker Hughes, Inc. (a)	58,240	2,393,664
Cameron International Corp. (b)	32,762	1,399,265
Diamond Offshore Drilling, Inc. (a)	9,211	544,647
FMC Technologies, Inc. (b)	31,679	1,242,767
Halliburton Co.	122,630	3,481,466
Helmerich & Payne, Inc.	14,229	618,677
Nabors Industries Ltd. (b)	38,784	558,490
National Oilwell Varco, Inc.	56,530	3,642,793
Noble Corp. (a)(b)	33,414	1,086,957
Rowan Cos. Plc, Class A (b)	16,586	536,225
Schlumberger Ltd.	176,967	11,486,928

		26,991,879

Food & Staples Retailing—2.3%
Costco Wholesale Corp. (a)	57,424	5,455,280
CVS Caremark Corp.	170,174	7,952,231
The Kroger Co. (a)	74,610	1,730,206
Safeway, Inc. (a)	31,853	578,132
Sysco Corp. (a)	77,810	2,319,516
Wal-Mart Stores, Inc. (a)	229,101	15,972,922

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	20	JUNE 30, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food & Staples Retailing (concluded)
Walgreen Co.	114,622	$3,390,519
Whole Foods Market, Inc. (a)	21,652	2,063,868

		39,462,674

Food Products—1.7%
Archer-Daniels-Midland Co.	87,312	2,577,450
Campbell Soup Co. (a)	23,389	780,725
ConAgra Foods, Inc.	55,072	1,428,017
Dean Foods Co. (b)	24,410	415,702
General Mills, Inc.	85,844	3,308,428
H.J. Heinz Co. (a)	42,520	2,312,238
The Hershey Co. (a)	20,142	1,450,828
Hormel Foods Corp. (a)	18,192	553,401
The J.M. Smucker Co.	15,022	1,134,461
Kellogg Co.	32,805	1,618,271
Kraft Foods, Inc., Class A (a)	235,266	9,085,973
McCormick & Co., Inc. (a)	17,629	1,069,199
Mead Johnson Nutrition Co.	27,102	2,181,982
Tyson Foods, Inc., Class A (a)	38,163	718,609

		28,635,284

Gas Utilities—0.1%
AGL Resources, Inc. (a)	15,516	601,245
ONEOK, Inc.	27,665	1,170,506

		1,771,751

Health Care Equipment & Supplies—1.7%
Baxter International, Inc. (a)	73,148	3,887,816
Becton Dickinson & Co.	26,949	2,014,438
Boston Scientific Corp. (b)	190,275	1,078,859
C.R. Bard, Inc.	11,138	1,196,667
CareFusion Corp. (b)	29,329	753,169
Covidien Plc	64,046	3,426,461
DENTSPLY International, Inc. (a)	18,821	711,622
Edwards Lifesciences Corp. (b)	15,236	1,573,879
Intuitive Surgical, Inc. (b)	5,264	2,915,151
Medtronic, Inc. (a)	138,156	5,350,782
St. Jude Medical, Inc. (a)	41,744	1,666,003
Stryker Corp. (a)	43,041	2,371,559
Varian Medical Systems, Inc. (b)	14,748	896,236
Zimmer Holdings, Inc. (a)	23,432	1,508,083

		29,350,725

Health Care Providers & Services—2.0%
Aetna, Inc.	46,189	1,790,748
AmerisourceBergen Corp.	33,377	1,313,385
Cardinal Health, Inc.	46,013	1,932,546
Cigna Corp. (a)	38,204	1,680,976
Coventry Health Care, Inc.	19,017	604,550
DaVita, Inc. (b)	12,516	1,229,196
Express Scripts Holding Co. (b)	106,862	5,966,105
Humana, Inc.	21,620	1,674,253
Laboratory Corp. of America Holdings (b)	12,879	1,192,724
McKesson Corp.	31,281	2,932,594
Patterson Cos., Inc. (a)	11,600	399,852
Quest Diagnostics, Inc., (a)	21,115	1,264,789
Tenet Healthcare Corp. (b)	54,320	284,637
UnitedHealth Group, Inc.	137,763	8,059,135
WellPoint, Inc.	43,959	2,804,145

		33,129,635

Health Care Technology—0.1%
Cerner Corp. (b)	19,462	$1,608,729

Hotels, Restaurants & Leisure—1.9%
Carnival Corp. (a)	60,245	2,064,596
Chipotle Mexican Grill, Inc. (b)	4,201	1,596,170
Darden Restaurants, Inc. (a)	17,019	861,672
International Game Technology	39,419	620,849
Marriott International, Inc., Class A (a)	35,065	1,374,548
McDonald’s Corp.	134,859	11,939,067
Starbucks Corp. (a)	100,624	5,365,272
Starwood Hotels & Resorts Worldwide, Inc. (a)	26,185	1,388,852
Wyndham Worldwide Corp. (a)	19,338	1,019,886
Wynn Resorts Ltd.	10,523	1,091,446
Yum! Brands, Inc. (a)	61,168	3,940,443

		31,262,801

Household Durables—0.2%
D.R. Horton, Inc. (a)	37,398	687,375
Harman International Industries, Inc. (a)	9,299	368,240
Leggett & Platt, Inc. (a)	18,552	392,004
Lennar Corp., Class A (a)	21,505	664,720
Newell Rubbermaid, Inc.	38,653	701,165
PulteGroup, Inc. (b)	44,610	477,327
Whirlpool Corp.	10,309	630,499

		3,921,330

Household Products—2.0%
The Clorox Co.	17,308	1,254,138
Colgate-Palmolive Co. (a)	63,380	6,597,858
Kimberly-Clark Corp.	52,012	4,357,045
The Procter & Gamble Co.	363,768	22,280,790

		34,489,831

Independent Power Producers & Energy Traders—0.1%
The AES Corp. (b)	85,831	1,101,212
NRG Energy, Inc. (a)(b)	30,168	523,716

		1,624,928

Industrial Conglomerates—2.7%
3M Co.	92,140	8,255,744
Danaher Corp. (a)	76,264	3,971,829
General Electric Co. (a)	1,406,255	29,306,354
Tyco International Ltd.	61,382	3,244,039

		44,777,966

Insurance—3.4%
ACE Ltd.	44,915	3,329,549
Aflac, Inc.	62,142	2,646,628
The Allstate Corp. (a)	65,315	2,291,903
American International Group, Inc. (b)	84,993	2,727,425
Aon Plc (a)	43,305	2,025,808
Assurant, Inc. (a)	11,288	393,274
Berkshire Hathaway, Inc., Class B (b)	233,394	19,448,722
The Chubb Corp. (a)	35,788	2,606,082
Cincinnati Financial Corp. (a)	21,503	818,619
Genworth Financial, Inc., Class A (b)	65,106	368,500
Hartford Financial Services Group, Inc. (a)	58,333	1,028,411
Lincoln National Corp.	38,037	831,869
Loews Corp.	40,485	1,656,241
Marsh & McLennan Cos., Inc.	72,329	2,331,164
MetLife, Inc.	140,871	4,345,870
Principal Financial Group, Inc. (a)	39,944	1,047,731

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	21	JUNE 30, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
The Progressive Corp. (a)	81,028	$1,687,813
Prudential Financial, Inc.	62,278	3,016,124
Torchmark Corp. (a)	13,003	657,302
The Travelers Cos., Inc.	51,691	3,299,954
Unum Group (a)	37,779	722,712
XL Group Plc	41,219	867,248

		58,148,949

Internet & Catalog Retail—1.0%
Amazon.com, Inc. (b)	47,856	10,927,918
Expedia, Inc.	12,043	578,907
NetFlix, Inc. (b)	7,343	502,775
priceline.com, Inc. (b)	6,614	4,395,135
TripAdvisor, Inc. (b)	12,720	568,457

		16,973,192

Internet Software & Services—1.8%
Akamai Technologies, Inc. (b)	23,891	758,539
eBay, Inc. (b)	152,468	6,405,181
Google, Inc., Class A (b)	33,750	19,577,363
VeriSign, Inc. (a)(b)	20,895	910,395
Yahoo! Inc. (b)	161,574	2,557,716

		30,209,194

IT Services—3.8%
Accenture Plc, Class A	85,489	5,137,034
Automatic Data Processing, Inc. (a)	64,861	3,610,163
Cognizant Technology Solutions Corp., Class A (b)	40,370	2,422,200
Computer Sciences Corp. (a)	20,547	509,977
Fidelity National Information Services, Inc.	31,605	1,077,098
Fiserv, Inc. (b)	18,162	1,311,660
International Business Machines Corp. (a)	153,128	29,948,774
MasterCard, Inc., Class A	14,099	6,064,121
Paychex, Inc.	42,740	1,342,463
SAIC, Inc.	36,619	443,822
Teradata Corp. (b)	22,349	1,609,352
Total System Services, Inc.	21,272	509,039
Visa, Inc., Class A (a)	66,071	8,168,358
The Western Union Co. (a)	81,560	1,373,470

		63,527,531

Leisure Equipment & Products—0.1%
Hasbro, Inc. (a)	15,584	527,830
Mattel, Inc.	45,234	1,467,391

		1,995,221

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	46,062	1,807,473
Life Technologies Corp. (b)	23,780	1,069,862
PerkinElmer, Inc. (a)	15,034	387,877
Thermo Fisher Scientific, Inc. (a)	48,695	2,527,757
Waters Corp. (b)	11,801	937,826

		6,730,795

Machinery—1.8%
Caterpillar, Inc.	86,555	7,349,385
Cummins, Inc.	25,539	2,474,985
Deere & Co. (a)	52,838	4,273,009
Dover Corp.	24,335	1,304,599
Eaton Corp.	44,749	1,773,403
Flowserve Corp. (a)	7,285	835,954

Machinery (concluded)
Illinois Tool Works, Inc.	63,421	$3,354,337
Ingersoll-Rand Plc	39,658	1,672,774
Joy Global, Inc. (a)	14,022	795,468
PACCAR, Inc. (a)	47,288	1,853,217
Pall Corp. (a)	15,430	845,718
Parker Hannifin Corp.	20,090	1,544,519
Snap-on, Inc. (a)	7,737	481,628
Stanley Black & Decker, Inc. (a)	22,636	1,456,853
Xylem, Inc. (a)	24,739	622,681

		30,638,530

Media—3.3%
Cablevision Systems Corp., New York Group, Class A (a)	28,156	374,193
CBS Corp., Class B	86,008	2,819,342
Comcast Corp., Class A (a)	357,787	11,438,450
DIRECTV, Class A (b)	87,017	4,248,170
Discovery Communications, Inc., Class A (b)	33,904	1,830,816
Gannett Co., Inc. (a)	31,393	462,419
The Interpublic Group of Cos., Inc.	59,110	641,344
The McGraw-Hill Cos., Inc.	37,072	1,668,240
News Corp., Class A (a)	279,812	6,237,009
Omnicom Group, Inc. (a)	36,148	1,756,793
Scripps Networks Interactive, Class A (a)	12,360	702,790
Time Warner Cable, Inc.	41,440	3,402,224
Time Warner, Inc.	127,508	4,909,058
Viacom, Inc., Class B	70,130	3,297,513
The Walt Disney Co. (a)	237,185	11,503,472
The Washington Post Co., Class B (a)	645	241,114

		55,532,947

Metals & Mining—0.7%
Alcoa, Inc. (a)	141,264	1,236,060
Allegheny Technologies, Inc.	14,137	450,829
Cliffs Natural Resources, Inc.	18,979	935,475
Freeport-McMoRan Copper & Gold, Inc.	125,901	4,289,447
Newmont Mining Corp.	65,798	3,191,861
Nucor Corp. (a)	42,172	1,598,319
Titanium Metals Corp. (a)	11,215	126,841
United States Steel Corp. (a)	19,080	393,048

		12,221,880

Multi-Utilities—1.3%
Ameren Corp.	32,150	1,078,311
CenterPoint Energy, Inc.	56,874	1,175,586
CMS Energy Corp. (a)	34,515	811,102
Consolidated Edison, Inc.	38,930	2,421,057
Dominion Resources, Inc.	75,804	4,093,416
DTE Energy Co.	22,618	1,341,926
Integrys Energy Group, Inc. (a)	10,373	589,913
NiSource, Inc. (a)	37,786	935,203
PG&E Corp. (a)	55,992	2,534,758
Public Service Enterprise Group, Inc. (a)	67,055	2,179,287
SCANA Corp. (a)	15,517	742,333
Sempra Energy (a)	31,880	2,195,894
TECO Energy, Inc. (a)	28,594	516,408
Wisconsin Energy Corp. (a)	30,537	1,208,349

		21,823,543

Multiline Retail—0.8%
Big Lots, Inc. (a)(b)	8,373	341,535
Dollar Tree, Inc. (b)	30,848	1,659,622

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	22	JUNE 30, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multiline Retail (concluded)
Family Dollar Stores, Inc.	15,451	$1,027,182
J.C. Penney Co., Inc. (a)	19,573	456,247
Kohl’s Corp. (a)	31,901	1,451,176
Macy’s, Inc.	54,884	1,885,265
Nordstrom, Inc. (a)	21,327	1,059,739
Sears Holdings Corp. (a)(b)	5,054	301,724
Target Corp.	87,821	5,110,304

		13,292,794

Office Electronics—0.1%
Xerox Corp. (a)	178,509	1,404,866

Oil, Gas & Consumable Fuels—8.8%
Alpha Natural Resources, Inc. (b)	29,151	253,905
Anadarko Petroleum Corp.	66,264	4,386,677
Apache Corp. (a)	51,842	4,556,393
Cabot Oil & Gas Corp. (a)	27,803	1,095,438
Chesapeake Energy Corp. (a)	88,104	1,638,734
Chevron Corp.	261,886	27,628,973
ConocoPhillips (a)	167,914	9,383,034
CONSOL Energy, Inc. (a)	30,090	909,922
Denbury Resources, Inc. (b)	51,713	781,383
Devon Energy Corp.	53,724	3,115,455
EOG Resources, Inc.	35,764	3,222,694
EQT Corp. (a)	19,808	1,062,303
Exxon Mobil Corp.	620,747	53,117,321
Hess Corp.	40,326	1,752,165
Kinder Morgan, Inc.	67,132	2,162,993
Marathon Oil Corp.	93,684	2,395,500
Marathon Petroleum Corp.	45,308	2,035,235
Murphy Oil Corp. (a)	25,844	1,299,695
Newfield Exploration Co. (b)	17,928	525,470
Noble Energy, Inc.	23,568	1,999,038
Occidental Petroleum Corp.	107,624	9,230,910
Peabody Energy Corp.	36,075	884,559
Phillips 66 (b)	83,094	2,762,045
Pioneer Natural Resources Co. (a)	16,333	1,440,734
QEP Resources, Inc.	23,801	713,316
Range Resources Corp.	21,474	1,328,596
Southwestern Energy Co. (b)	46,250	1,476,763
Spectra Energy Corp.	86,646	2,517,933
Sunoco, Inc. (a)	13,989	664,478
Tesoro Corp. (b)	18,769	468,474
Valero Energy Corp.	73,243	1,768,818
The Williams Cos., Inc.	82,947	2,390,533
WPX Energy, Inc. (b)	26,317	425,809

		149,395,296

Paper & Forest Products—0.1%
International Paper Co. (a)	57,916	1,674,352
MeadWestvaco Corp.	22,991	660,991

		2,335,343

Personal Products—0.2%
Avon Products, Inc.	57,518	932,367
The Estée Lauder Cos., Inc., Class A	29,980	1,622,517

		2,554,884

Pharmaceuticals—6.0%
Abbott Laboratories (a)	208,801	13,461,401
Allergan, Inc.	40,788	3,775,745
Bristol-Myers Squibb Co. (a)	224,120	8,057,114

Pharmaceuticals (concluded)
Eli Lilly & Co.	135,552	$5,816,536
Forest Laboratories, Inc. (b)	35,184	1,231,088
Hospira, Inc. (b)	21,828	763,544
Johnson & Johnson (a)	364,503	24,625,823
Merck & Co., Inc.	403,656	16,852,638
Mylan, Inc. (b)	57,049	1,219,137
Perrigo Co. (a)	12,429	1,465,752
Pfizer, Inc.	994,107	22,864,461
Watson Pharmaceuticals, Inc. (b)	16,958	1,254,722

		101,387,961

Professional Services—0.1%
The Dun & Bradstreet Corp. (a)	6,323	450,008
Equifax, Inc.	16,047	747,790
Robert Half International, Inc.	19,091	545,430

		1,743,228

Real Estate Investment Trusts (REITs)—2.1%
American Tower Corp.	52,331	3,658,460
Apartment Investment & Management Co., Class A	17,457	471,863
AvalonBay Communities, Inc. (a)	12,679	1,793,825
Boston Properties, Inc.	19,856	2,151,795
Equity Residential (a)	39,949	2,491,220
HCP, Inc. (a)	55,612	2,455,270
Health Care REIT, Inc. (a)	28,328	1,651,522
Host Hotels & Resorts, Inc. (a)	95,160	1,505,431
Kimco Realty Corp.	53,926	1,026,212
Plum Creek Timber Co., Inc. (a)	21,387	849,064
Prologis, Inc.	61,132	2,031,416
Public Storage	18,912	2,731,082
Simon Property Group, Inc.	40,254	6,265,938
Ventas, Inc.	38,419	2,425,007
Vornado Realty Trust (a)	24,649	2,070,023
Weyerhaeuser Co. (a)	71,495	1,598,628

		35,176,756

Real Estate Management & Development—0.0%
CBRE Group, Inc., Class A (b)	43,454	710,907

Road & Rail—0.8%
CSX Corp.	138,081	3,087,491
Norfolk Southern Corp.	43,288	3,106,780
Ryder System, Inc.	6,780	244,148
Union Pacific Corp. (a)	63,240	7,545,164

		13,983,583

Semiconductors & Semiconductor Equipment—2.2%
Advanced Micro Devices, Inc. (b)	77,740	445,450
Altera Corp. (a)	42,921	1,452,447
Analog Devices, Inc.	39,687	1,495,009
Applied Materials, Inc.	169,841	1,946,378
Broadcom Corp., Class A (a)(b)	65,737	2,221,911
First Solar, Inc. (a)(b)	7,604	114,516
Intel Corp. (a)	667,696	17,794,099
KLA-Tencor Corp. (a)	22,277	1,097,142
Lam Research Corp. (a)(b)	26,685	1,007,092
Linear Technology Corp. (a)	30,664	960,703
LSI Corp. (b)	75,097	478,368
Microchip Technology, Inc. (a)	25,762	852,207
Micron Technology, Inc. (b)	130,888	825,903
NVIDIA Corp. (b)	81,895	1,131,789
Teradyne, Inc. (a)(b)	24,705	347,352

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	23	JUNE 30, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Texas Instruments, Inc.	152,013	$4,361,253
Xilinx, Inc.	35,004	1,175,084

		37,706,703

Software—3.6%
Adobe Systems, Inc. (b)	65,761	2,128,684
Autodesk, Inc. (b)	30,409	1,064,011
BMC Software, Inc. (b)	21,454	915,657
CA, Inc. (a)	47,098	1,275,885
Citrix Systems, Inc. (b)	24,722	2,075,165
Electronic Arts, Inc. (b)	42,449	524,245
Intuit, Inc.	38,925	2,310,199
Microsoft Corp.	992,355	30,356,139
Oracle Corp.	515,220	15,302,034
Red Hat, Inc. (b)	25,592	1,445,436
Salesforce.com, Inc. (b)	18,294	2,529,328
Symantec Corp. (b)	95,891	1,400,967

		61,327,750

Specialty Retail—2.0%
Abercrombie & Fitch Co., Class A	10,856	370,624
AutoNation, Inc. (a)(b)	5,600	197,568
AutoZone, Inc. (b)	3,545	1,301,618
Bed Bath & Beyond, Inc. (b)	30,903	1,909,805
Best Buy Co., Inc. (a)	36,955	774,577
CarMax, Inc. (b)	30,395	788,446
GameStop Corp., Class A (a)	17,469	320,731
The Gap, Inc.	44,281	1,211,528
The Home Depot, Inc. (a)	203,240	10,769,688
Limited Brands, Inc. (a)	32,148	1,367,254
Lowe’s Cos., Inc.	156,313	4,445,542
O’Reilly Automotive, Inc. (b)	16,705	1,399,378
Ross Stores, Inc.	29,992	1,873,600
Staples, Inc. (a)	91,229	1,190,538
Tiffany & Co. (a)	16,822	890,725
The TJX Cos., Inc.	98,429	4,225,557
Urban Outfitters, Inc. (b)	14,712	405,904

		33,443,083

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc. (a)	38,131	2,229,901
Fossil, Inc. (b)	6,877	526,366
NIKE, Inc., Class B	48,648	4,270,321
Ralph Lauren Corp.	8,636	1,209,558
VF Corp.	11,467	1,530,271

		9,766,417

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc. (a)	69,901	445,269
People’s United Financial, Inc. (a)	46,970	545,322

		990,591

Tobacco—2.0%
Altria Group, Inc.	270,197	9,335,306
Lorillard, Inc. (a)	17,350	2,289,333
Philip Morris International, Inc.	226,431	19,758,369
Reynolds American, Inc.	43,925	1,970,915

		33,353,923

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	39,126	$1,577,169
W.W. Grainger, Inc. (a)	8,117	1,552,295

		3,129,464

Wireless Telecommunication Services—0.2%
Crown Castle International Corp. (b)	34,174	2,004,647
MetroPCS Communications, Inc. (b)	38,903	235,363
Sprint Nextel Corp. (b)	397,165	1,294,758

		3,534,768

Total Long-Term Investments (Cost—$1,328,749,437)—96.7%		1,634,341,563

Short-Term Securities
Money Market Funds—15.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	215,816,336	215,816,336
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)(e)	46,364,712	46,364,712

		262,181,048

	Par (000)
U.S. Treasury Obligations—0.2%
U.S. Treasury Bill, 0.08%, 9/20/12 (f)(g)	$3,155	3,154,492

Total Short-Term Securities (Cost—$265,335,350)—15.7%		265,335,540

Total Investments (Cost—$1,594,084,787*)—112.4%		1,899,677,103
Liabilities in Excess of Other Assets—(12.4)%		(209,636,878)

Net Assets—100.0%		$1,690,040,225

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,666,307,524

Gross unrealized appreciation	$428,744,635
Gross unrealized depreciation	(195,375,056)

Net unrealized appreciation	$233,369,579

(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	24	JUNE 30, 2012

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Shares Purchased		Shares Sold	Shares Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	170,771,686	45,044,650	[1]	—	215,816,336	$215,816,336	—	$248,776
BlackRock Cash Funds:
Prime, SL Agency Shares	53,764,558	—		(7,399,846)[2]	46,364,712	$46,364,712	—	$52,453
BlackRock Inc.	18,408	4,969		(6,369)	17,008	$2,888,299	$(107,398)	$54,642
PNC Financial Services Group, Inc.	96,666	6,051		(32,579)	70,138	$4,286,133	$324,801	$73,396

[1]	Represents net shares purchased.
[2]	Represents net shares sold.

(d)	Represents the current yield as of report date.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.
(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(g)	Represents the current yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
761	S&P 500 E-Mini	Chicago Mercantile	September 2012	$51,611,020	$2,100,741

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$1,634,341,563	—	—	$1,634,341,563
Short-Term Securities:
Money Market Funds	262,181,048	—	—	262,181,048
U.S. Treasury Obligations	—	$3,154,492	—	3,154,492

Total	$1,896,522,611	$3,154,492	—	$1,899,677,103

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$2,100,741	—	—	$2,100,741

[1]	See above Schedule of Investments for values in each industry.
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s liabilities are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $215,495,106 are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	25	JUNE 30, 2012

S&P 500 Stock Master Portfolio

Statement of Assets and Liabilities
June 30, 2012 (Unaudited)
Assets
Investments at value — unaffiliated (including securities loaned of $215,447,389) (cost—$1,324,640,137)	$1,630,321,623
Investments at value — affiliated (cost—$269,444,650)	269,355,480
Investments sold receivable	1,463,756
Contributions receivable from investors	4,068,696
Receivable from custodian	3,847
Dividends receivable	2,129,522
Securities lending income receivable — affiliated	5,167
Interest receivable	8,848
Variation margin receivable	1,329,716

Total assets	1,908,686,655

Liabilities
Collateral on securities loaned at value	215,495,106
Investments purchased payable	2,636,583
Withdrawals payable to investors	416,672
Investment advisory fees payable	58,814
Professional fees payable	25,224
Trustees’ fees payable	14,031

Total liabilities	218,646,430

Net Assets	$1,690,040,225

Net Assets Consist of
Investors’ capital	$1,382,347,168
Net unrealized appreciation/depreciation	307,693,057

Net Assets	$1,690,040,225

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	26	JUNE 30, 2012

S&P 500 Stock Master Portfolio

Statement of Operations
Six Months Ended June 30, 2012 (Unaudited)
Investment Income
Dividends — unaffiliated	$21,914,775
Dividends — affiliated	128,038
Securities lending — affiliated	243,791
Income — affiliated	57,438
Interest	1,032

Total income	22,345,074

Expenses
Investment advisory	534,967
Professional	20,374
Independent Trustees	30,142

Total expenses	585,483
Less fees waived by advisor	(50,516)

Total expenses after fees waived	534,967

Net investment income	21,810,107

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(22,561,249)
Investments — affiliated	217,403
Redemptions-in-kind	231,258,145
Financial futures contracts	(469,938)

208,444,361

Net change in unrealized appreciation/depreciation on:
Investments	(44,779,648)
Financial futures contracts	2,041,704

(42,737,944)

Total realized and unrealized gain	165,706,417

Net Increase in Net Assets Resulting from Operations	$187,516,524

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	27	JUNE 30, 2012

S&P 500 Stock Master Portfolio

Statements of Changes in Net Assets
	Six Months Ended June 30, 2012	Year Ended December 31, 2011
	(Unaudited)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$21,810,107	$45,199,220
Net realized gain (loss)	208,444,361	(26,094,326)
Net change in unrealized appreciation/depreciation	(42,737,944)	26,305,661

Net increase in net assets resulting from operations	187,516,524	45,410,555

Capital Transactions
Proceeds from contributions	253,220,032	195,530,480
Value of withdrawals	(859,012,539)	(291,341,608)

Net decrease in net assets derived from capital transactions	(605,792,507)	(95,811,128)

Net Assets
Total decrease in net assets	(418,275,983)	(50,400,573)
Beginning of period	2,108,316,208	2,158,716,781

End of period	$1,690,040,225	$2,108,316,208

Financial Highlights
	Six Months Ended June 30, 2012	Year Ended December 31,
		2011	2010	2009	2008	2007
	(Unaudited)
Total Investment Return
Total investment return	9.48%[1]	2.13%	15.06%	26.63%	(36.86)%	5.54%

Ratios to Average Net Assets
Total expenses	0.05%[2]	0.06%	0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.05%[2]	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.04%[2]	2.08%	2.01%	2.35%	2.32%	1.98%

Supplemental Data
Net assets, end of period (000)	$1,690,040	$2,108,316	$2,158,717	$2,049,062	$1,690,980	$2,920,748

Portfolio turnover	7%	5%	9%	5%	8%	7%

[1]	Aggregate total investment return.
[2]	Annualized.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	28	JUNE 30, 2012

Notes to Financial Statements (Unaudited)	S&P 500 Stock Master Portfolio

1.	Organization and Significant Accounting Policies:

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Reorganization: On May 16, 2012, the Board of Trustees of MIP (the “Board”) approved a plan of reorganization whereby the Master Portfolio will acquire substantially all of the assets and assume certain stated liabilities of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”). The reorganization is subject to shareholder approval by the shareholders of the feeder funds that invest their assets in the Target Master Portfolio and certain other conditions. If approved, the reorganization is expected to close in the fourth quarter of 2012.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules

BLACKROCK S&P 500 STOCK FUND	29	JUNE 30, 2012

Notes to Financial Statements (Continued)	S&P 500 Stock Master Portfolio

and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Redemptions-In-Kind: The Master Portfolio transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statement of Operations.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Sub-chapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2.	Derivative Financial Instruments:

        The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.

BLACKROCK S&P 500 STOCK FUND	30	JUNE 30, 2012

Notes to Financial Statements (Continued)	S&P 500 Stock Master Portfolio

Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Value of Derivative Financial Instruments as of June 30, 2012
Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$2,100,741

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Realized Loss From
Equity contracts:
Financial futures contracts	$(469,938)

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$2,041,704

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	881
Average notional value of contracts purchased	$60,921,842

3.	Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with Black-Rock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2013. The amount of the waiver, if any, is shown as fees waived in the Statement of Operations.

        MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent.

BLACKROCK S&P 500 STOCK FUND	31	JUNE 30, 2012

Notes to Financial Statements (Concluded)	S&P 500 Stock Master Portfolio

BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio is shown as securities lending — affiliated in the Statement of Operations. For the six months ended June 30, 2012, BTC received $131,272 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4.	Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 2012, were $149,080,035 and $191,576,288, respectively.

5.	Borrowings:

The Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, administration and arrangement fees were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The Master Portfolio’s commitment, administration and arrangement fees were paid by the investment advisor. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2012.

6.	Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

7.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 STOCK FUND	32	JUNE 30, 2012

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock S&P 500 Stock Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or under-performance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the

BLACKROCK S&P 500 STOCK FUND	33	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (continued)

information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/ or the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2013. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions

BLACKROCK S&P 500 STOCK FUND	34	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (continued)

necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of Black-Rock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to funds in the Portfolio’s applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio’s gross performance, as agreed upon by the Board, was within tolerance of its benchmark index during the one-year period reported. Also, the Portfolio’s gross performance exceeded its benchmark index during the three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of the Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Portfolio’s gross investment performance as compared to its benchmark index provided a more meaningful comparison of the Portfolio’s relative performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. It also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio and the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

BLACKROCK S&P 500 STOCK FUND	35	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s contractual advisory fee ratio was lower than or equal to the median contractual advisory fee ratio paid by the Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board noted that BlackRock and its affiliates have agreed to provide an offsetting credit against certain expenses incurred by the Master Portfolio and the Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/ or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK S&P 500 STOCK FUND	36	JUNE 30, 2012

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee1

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering

    Officer

Benjamin Archibald, Secretary2

[1]	Effective May 14, 2012, Ian A. MacKinnon became a Trustee of the Trust/MIP.
[2]	Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust/MIP and Benjamin Archibald became Secretary of the Trust/MIP.

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Institutional Trust

Company, N.A.

San Francisco, CA 94105

Custodian and Accounting Agent

State Street Bank and Trust

Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust

400 Howard Street

San Francisco, CA 94105

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “house holding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/ Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK S&P 500 STOCK FUND	38	JUNE 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following:

(i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

(ii) information about your transactions with us, our affiliates, or others;

(iii) information we receive from a consumer reporting agency; and

(iv) from visits to our websites. BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK S&P 500 STOCK FUND	39	JUNE 30, 2012

EQX-SAR-0612

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sterling Capital Funds

By (Signature and Title) /s/ E.G. Purcell III
E.G. Purcell III, President (principal executive officer)
Date 8/22/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ E.G. Purcell III
E.G. Purcell III, President (principal executive officer)
Date 8/22/12

By (Signature and Title) /s/ James T. Gillespie
James T. Gillespie, Treasurer (principal financial officer)
Date 8/22/12